UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2024
SEAPORT ENTERTAINMENT GROUP INC.
(Exact name of registrant as specified in charter)

Delaware	001-42113	99-0947924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Water Street, 28th Floor	10038
New York, NY	(Zip code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 732-8257
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	SEG	NYSE American LLC
Rights to purchase Common Stock, par value $0.01 per share	SEG RT	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01 Regulation FD Disclosure.
On September 23, 2024 Seaport Entertainment Group Inc. (the “Company”) issued a press release announcing the launch of the rights offering described below in Item 8.01. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
On September 23, 2024, the Company commenced its previously announced $175 million rights offering (the “Rights Offering”) to purchase up to 7,000,000 shares of its common stock.
Regular way trading in the rights on NYSE American LLC (“NYSE American”) will begin on September 24, 2024 under the symbol “SEG RT” and continue until the close of trading on NYSE American on October 9, 2024 (or, if the offer is extended, on the business day immediately prior to the extended expiration date).
The Rights Offering is being made pursuant to the Company’s registration statement (including a prospectus) on Form S-1 that was filed with the Securities and Exchange Commission (the “SEC”) and declared effective on September 18, 2024, and a prospectus filed with the SEC on September 23, 2024. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any of the rights, the Company’s common stock or any other securities, nor shall there be any offer, solicitation or sale of the rights, the Company’s common stock or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state or jurisdiction. The Rights Offering will be made only by means of a prospectus. Additional information regarding the Rights Offering is set forth in the prospectus. Copies of the prospectus will be mailed to all eligible stockholders on or about September 24, 2024 and can also be accessed through the SEC’s website at www.sec.gov. Additional information regarding the rights offering may be obtained from the information agent, Georgeson LLC, at (866) 410-6525.
On September 23, 2024, in connection with the commencement of the Rights Offering, the Company entered into a Dealer-Manager Agreement with Wells Fargo Securities, LLC, the dealer manager for the Rights Offering. A copy of the Dealer-Manager Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of Exhibit 1.1 does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibit.
Forward Looking Statements
This Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning the Company’s plans, goals, objectives, outlook, expectations, and intentions, including with respect to the Rights Offering and the concurrent private placement, including the size, timing, price, anticipated proceeds therefrom and the use of such proceeds. Forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause the Company’s results to differ materially from current expectations include, but are not limited to: risks related to macroeconomic conditions; changes in discretionary consumer spending patterns or consumer tastes or preferences; risks associated with the Company’s investments in real estate assets and trends in the real estate industry; the Company’s ability to obtain operating and development capital on favorable terms, or at all; the Company’s ability to renew leases or re-lease available space; the Company’s ability to compete effectively; the Company’s ability to successfully identify, acquire, develop, and manage properties on terms that are favorable to it; the impact of uncertainty around, and disruptions to, the Company’s supply chain; risks related to the concentration of the Company’s properties in New York City and the Las Vegas area; extreme weather conditions or climate change that may cause property damage or interrupt business; the impact of water and electricity shortages on the Company’s business; the contamination of the Company’s properties by hazardous or toxic substances; catastrophic events or geopolitical conditions that may disrupt the Company’s business; actual or threatened terrorist activity and other acts of violence, or the perception of a heightened threat of such events; risks related to the disruption or failure of information technology networks and related systems; the Company’s ability to attract and retain key personnel; the Company’s inability to control certain properties due to the joint ownership of such property; the significant influence Pershing Square has over the Company; the ability to realize the anticipated benefits of the Rights Offering, the financial and operating performance of the Company following the Rights Offering; and the other factors detailed in the Company’s Registration Statement filed on Form S-1 (Registration No. 333-279690), and related prospectus, as well as other risks discussed in the Company’s filings with the SEC from time to time. The forward-looking statements contained in this Current Report speak only as of the date hereof. The Company disclaims any duty to update the information herein, except as required by law.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
1.1	Dealer-Manager Agreement
99.1	Press Release, dated September 23, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2024	SEAPORT ENTERTAINMENT GROUP INC.

	By:	/s/ Lucy Fato
	Name:	Lucy Fato
	Title:	EVP, General Counsel & Corporate Secretary